IMS Capital Value Fund, IMS Strategic Allocation Fund

                       Supplement Dated September 2, 2003
                       To Prospectus Dated April 23, 2003


The " Management of the Funds" section of the Prospectus dated April 23, 2003 is modified to reflect that Arthur Nunes has joined IMS Capital Management (the investment advisor for the IMS Capital Value and IMS Strategic Allocation Funds) as co-portfolio manager with Carl Marker of the IMS Strategic Allocation Fund. Mr. Nunes has over 20 years of experience providing portfolio management and financial advisory services. From March 1995 to May 2003, Mr. Nunes was employed as a portfolio manager with RBC Dain Rauscher. Mr. Nunes earned a Bachelor of Science degree in Engineering from Ohio State University and a Certified Financial Planner (CFP) designation in 1987.


This supplement and the Prospectus dated April 23, 2003, provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated April 23, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-934-5550.